EXHIBIT 10.16(a)

                  Supplemental Agreement No. 1

                               to

                   Purchase Agreement No. 2060

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.


              Relating to Boeing Model 767 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of December 18, 1997, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Customer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 2060 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 767-400ER aircraft, (Aircraft); and

     WHEREAS, Customer has purchased [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Model 777-200IGW aircraft and as a result Customer wishes to delete from the Purchase Agreement the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft that deliver in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase
Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 1.

2.   Table 1:

     Remove and replace, in its entirety, "Table 1, Aircraft Delivery, Description, Price and Advance Payments" with the revised "Table 1, Aircraft Delivery, Description, Price and Advance Payments", pages 1 and 2, attached hereto, to reflect the revised delivery schedule for the Aircraft.



The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.



THE BOEING COMPANY            CONTINENTAL AIRLINES, INC.




By:   /s/ Gunar P. Clem       By:  /s/ Brian Davis

Its:  Attorney-In-Fact        Its: Vice President

                       TABLE OF CONTENTS


ARTICLES                                          Revised By:

   1.       Quantity, Model and Description

   2.       Delivery Schedule

   3.       Price

   4.       Payment

   5.       Miscellaneous


TABLE

   1.       Aircraft Information Table            SA No. 1


EXHIBIT

   A.       Aircraft Configuration

   B.       Aircraft Delivery Requirements and Responsibilities


SUPPLEMENTAL EXHIBITS

   BFE1.    BFE Variables

   CS1.     Customer Support Variables

   EE1.     Engine Escalation/Engine Warranty
            and Patent Indemnity

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


LETTER AGREEMENTS                                 Revised By:

2060-1      not used

2060-2      Demonstration Flights

2060-3      Spares Initial Provisioning

2060-4      Flight Crew Training Spares

2060-5      Escalation Sharing

                       TABLE OF CONTENTS


CONFIDENTIAL LETTER AGREEMENTS                    Revised By:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-GOC-086   Special Matters






SUPPLEMENTAL AGREEMENTS                         Dated as of:

Supplemental Agreement No. 1                    December 18, 1997

                                       Table 1 to

                Supplemental Agreement No. 1 to Purchase Agreement No. 2060

                Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTGW:  767-400ER    440,000   Detail Specification:  D019T003-A (3/13/97)

Engine Model/
  Thrust Level:     CF6-80C2B7F     62,100   Price Base Year:  Jul-95

Airframe Base Price:                         [CONFIDENTIAL MATERIAL OMITTED AND FILED
                                             SEPARATELY WITH THE SECURITIES AND EXCHANGE
Optional Features:                           COMMISSION PURSUANT TO A REQUEST FOR
                                             CONFIDENTIAL TREATMENT]
Sub-Total of Airframe and Features:

Engine Price (Per Aircraft):

Aircraft Basic Price (Excluding BFE/SPE):

Buyer Furnished Equipment (BFE) Estimate:

Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
